Exhibit 10.3

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of March ___, 2013 among AV HOMES, INC. (formerly known as Avatar Holdings Inc.) (the “Company”), AVATAR PROPERTIES INC. ("Avatar"), and Tina Johnston (“Executive”).

RECITALS

A.	The Company and Avatar previously entered into that certain Amended and Restated Employment Agreement dated September 29, 2011 (the "Agreement").

B.
The Company and Executive now wish to amend the Agreement to remove certain performance vested restricted shares in consideration for the grant of certain restricted shares pursuant to Executive's 2013 Incentive Compensation Plan (the "New Shares").

AGREEMENT

Accordingly, Avatar, Executive and the Company in consideration of the grant of the New Shares hereby agree as follows:

1.	Section 4(a) of the Agreement is deleted in its entirety and shall read as follows with the remainder of Section 4 unchanged:

(a)           [Reserved].

[Remainder of Page Intentionally Left Blank]

This undersigned have duly executed and delivered this Amendment as of the date first set forth above.

AV HOMES, INC.:

Roger A. Cregg
President and CEO

AVATAR PROPERTIES, INC.:

Roger A. Cregg
President and CEO

EXECUTIVE:

Tina Johnston

[Signature Page to First Amendment to Amended and Restated Employment Agreement]